Exhibit 10.1

Execution Version

SECOND AMENDMENT

This Second Amendment, dated as of May 23, 2025 (the “Amendment”), to the Credit Agreement (as defined below) is by and among Huntsman International LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto and Citibank, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not otherwise defined herein, and that are defined in the Credit Agreement (whether directly or by reference to another agreement or document), shall have the meanings given to them in the Credit Agreement (whether directly or by reference to another agreement or document, as applicable).

W I T N E S S E T H:

WHEREAS, the Borrower, Lenders party thereto from time to time and the Administrative Agent have entered into that certain Credit Agreement dated as of May 20, 2022 (as amended by the First Amendment, dated as of February 12, 2025 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Credit Agreement may be amended pursuant to a written agreement entered into by the Borrower and the Required Lenders; and

WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein and upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and the agreement hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1.          Amendments.

(a)          The following defined terms are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Covenant Relief Period” means the period commencing on the Second Amendment Effective Date through (but not including) the Covenant Relief Termination Date.

“Covenant Relief Period Termination Certificate” means an irrevocable certificate of an Financial Officer of the Borrower (similar in form to the certificate of compliance required pursuant to Section 5.01(c) of the Credit Agreement) (i) stating that such certificate is a Covenant Relief Period Termination Certificate and (ii) setting forth reasonably detailed calculations demonstrating compliance with a ratio of Consolidated Net Debt to Consolidated EBITDA for the period of four consecutive fiscal quarters ending with the end of the most recently completed fiscal quarter, all calculated for the Borrower and its Subsidiaries on a consolidated basis of 3.50 to 1.00.

“Covenant Relief Termination Date” means the earlier of (x) January 1, 2027 and (y) the date on which the Borrower delivers to the Administrative Agent a Covenant Relief Period Termination Certificate; provided that the Borrower may only deliver a Covenant Relief Period Termination Certificate concurrently with the delivery of financial statements pursuant to Section 5.01(a) or (b); provided, further, that the Borrower may only deliver a Covenant Relief Period Termination Certificate once, on which date the Covenant Relief Period will terminate permanently for all purposes of this Amendment and the other Loan Documents.

“Second Amendment Effective Date” means May 23, 2025.

(b)          Section 6.01(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(k) Indebtedness not permitted by clauses (a) through (j) so long as the aggregate principal amount of such Indebtedness plus the aggregate amount (without duplication) of obligations secured by Liens incurred pursuant to Section 6.02(i) does not at any time exceed, (i) during the Covenant Relief Period, 7.5% of Consolidated Net Tangible Assets and (ii) on and after the Covenant Relief Termination Date, 15% of Consolidated Net Tangible Assets, in each case, as appearing in the latest balance sheet delivered pursuant to Section 5.01(a) or (b).

(c)          Section 6.02(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) Liens not permitted by clauses (a) through (h) so long as the aggregate amount of obligations secured thereby plus the aggregate principal amount (without duplication) of all Indebtedness incurred pursuant to Section 6.01(k) does not at any time exceed, (i) during the Covenant Relief Period, 7.5% of Consolidated Net Tangible Assets and (ii) on and after the Covenant Relief Termination Date, 15% of Consolidated Net Tangible Assets, in each case, as appearing in the latest balance sheet delivered pursuant to Section 5.01(a) or (b).

(d)          Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 6.04.          Restricted Payments. (i) The Borrower will not declare or make, or agree to pay or make, directly or indirectly any Restricted Payment so long as any Default or Event of Default shall have occurred and be continuing or shall arise as a result of the making of such Restricted Payment except for any dividend or distribution that is required to be paid (pursuant to the Tax Sharing Agreement or otherwise) by the Borrower to its direct or indirect owner or owners in order for such owner or owners to pay consolidated or combined federal, state or local taxes imposed with respect to its or their ownership of the Borrower and (ii) during the Covenant Relief Period, the Borrower will not make any Restricted Payments for the purpose of providing Huntsman Corporation funds in order to effect any share repurchase or otherwise purchase, redeem, defease, acquire or retire for value its Equity Interests or incur any obligation (contingent or otherwise) to do so, at any time; provided, however that, so long as no Event of Default has occurred and is continuing before or after giving effect thereto, the Borrower may make any Restricted Payments at any time for the purpose of providing Huntsman Corporation funds in order to purchase, redeem, retire or otherwise acquire for value its Equity Interests (including any stock appreciation rights, warrants or options in respect thereof) (x) from current or former employees or directors in the ordinary course of business in accordance with the terms of any management equity plan, stock option plan or any other similar employee benefit plan, agreement or arrangement and (y) to the extent deemed to occur upon the exercise of options or warrants by current or former employees or directors to purchase Equity Interests if such Equity Interests represent a portion of the exercise price of such options or warrants. Notwithstanding the foregoing, the Borrower may make Restricted Payments to Huntsman Corporation to pay dividends of Huntsman Corporation within 90 days after the date of declaration thereof if at such date of declaration such dividend would have complied with this Section 6.04.

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(e)          Section 6.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 6.08.          Financial Covenant. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters ending on and after June 30, 2022, of (i) Consolidated Net Debt to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Borrower and its Subsidiaries on a consolidated basis: (a) during the Covenant Relief Period, to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Consolidated Net Debt to Consolidated EBITDA
Prior to March 31, 2025	3.50 to 1.00
March 31, 2025	4.75 to 1.00
June 30, 2025	5.50 to 1.00
September 30, 2025	5.50 to 1.00
December 31, 2025	5.50 to 1.00
March 31, 2026	5.75 to 1.00
June 30, 2026	5.50 to 1.00
September 30, 2026	5.25 to 1.00
December 31, 2026	5.00 to 1.00
March 31, 2027 and thereafter	3.50 to 1.00

and (b) on and after the Covenant Relief Termination Date, to be greater than 3.50 to 1.00; provided that, at the Borrower’s election, for fiscal quarters ending after the Covenant Relief Termination Date, an increase to 4.00 to 1.00 for the period of four consecutive fiscal quarters immediately following the consummation of a Threshold Acquisition; provided, further, that there shall be at least two fiscal quarters after the financial covenant level returns to 3.50 to 1.00 before a subsequent election is made.

SECTION 2.          Conditions to Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Second Amendment Effective Date”):

(a)          Execution of Counterparts. The Administrative Agent (or its counsel) shall have received a duly executed and completed counterpart hereof that bears the signature of (i) the Borrower, (ii) the Administrative Agent and (iii) the Lenders comprising the Required Lenders.

(b)          Representations and Warranties. As of the Second Amendment Effective Date, immediately before and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in Article III of the Credit Agreement (other than Section 3.05(e) and Section 3.06(ii) of the Credit Agreement) are true and correct in all material respects on and as of such date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

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(c)          No Default. As of the Second Amendment Effective Date, immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)          Consent Fee. The Administrative Agent shall have received, for the account of each Lender party hereto, a consent fee in an amount equal to 0.025% of the aggregate principal amount of Commitments held by such Lender immediately prior to the Second Amendment Effective Date, which consent fee shall be earned, due and payable on, and subject to the occurrence of, the Second Amendment Effective Date.

(e)          Fees and Expenses. The Administrative Agent shall have received, on or prior to the Second Amendment Effective Date, all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced not less than one (1) Business Day prior to the Second Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses and other amounts required to be reimbursed or paid by the Borrower.

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 3.          Representations and Warranties. The Borrower represents and warrants to the Required Lenders and the Administrative Agent that:

(a)          as of the Second Amendment Effective Date, immediately before and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in Article III of the Credit Agreement (other than Section 3.05(e) and Section 3.06(ii) of the Credit Agreement) are true and correct in all material respects on and as of such date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(b)          as of the Second Amendment Effective Date, immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

(c)          the execution, delivery and performance by the Borrower of this Amendment are within its limited liability company power and authority and have been duly authorized by all necessary action on the part of, and have been duly and validly executed and delivered by, the Borrower; and

(d)          this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforcement may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally and (B) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 4.          Effect of this Amendment.

(a)          This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

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(b)          On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5.          Miscellaneous.

(a)          THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.

(b)          This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Section 9.06 of the Credit Agreement is hereby incorporated by reference mutatis mutandis.

(c)          The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby and may not be assigned by any party hereto except in connection with an assignment that is permitted under the Credit Agreement.

(d)          The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel for the Administrative Agent.

(e)          The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

HUNTSMAN INTERNATIONAL LLC,
as Borrower

By:	/s/ Claire Mei
Name: Claire Mei
Title: Vice President and Treasurer

[Signature Page to Second Amendment]

ACCEPTED AND AGREED
as of the date first above written:

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Signature Page to Second Amendment]

CITIBANK, N.A., as Lender

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Signature Page to Second Amendment]

Bank of America, N.A.,
as Lender

By:	/s/ Oscar D. Cortez
Name: Oscar D. Cortez
Title: Director

[Signature Page to Second Amendment]

PNC BANK, NATIONAL ASSOCIATION,
as Lender and Issuing Bank

By:	/s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

[Signature Page to Second Amendment]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as Lender

By:	/s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

[Signature Page to Second Amendment]

TRUIST BANK,
as Lender

By:	/s/ Alexander Harrison
Name: Alexander Harrison
Title: Director

[Signature Page to Second Amendment]

BMO Bank N.A.,
as Lender

By:	/s/ Jonathan Sarmini
Name: Jonathan Sarmini
Title: Director

[Signature Page to Second Amendment]

Industrial and Commercial Bank of China Limited, New York Branch,
as Lender

By:	/s/ Yuanyuan Peng
Name: Yuanyuan Peng
Title: Executive Director

By:	/s/ Brian Monahan
Name: Brian Monahan
Title: Director

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Maximo Bauer
Name: Maximo Bauer
Title: Vice President

[Signature Page to Second Amendment]

MUFG Bank Ltd,
as Lender

By:	/s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

[Signature Page to Second Amendment]

Zions Bancorporation N.A. dba Amegy Bank,
as Lender

By:	/s/ Brad Ellis
Name: Brad Ellis
Title: Senior Vice President

[Signature Page to Second Amendment]

BARCLAYS BANK PLC,
as Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Second Amendment]

HSBC Bank USA, National Association,
as Lender

By:	/s/ Gillian Hedges
Name: Gillian Hedges
Title: Director

[Signature Page to Second Amendment]

U.S. Bank National Association,
as Lender

By:	/s/ Daniel E. Von Herzen, CFA
Name: Daniel E. Von Herzen, CFA
Title: Authorized Officer

[Signature Page to Second Amendment]

CTBC BANK Co., Ltd. – New York Branch,
as Lender

By:	/s/ Mingdao Li
Name: Mingdao Li
Title: SVP and Branch Manager

[Signature Page to Second Amendment]

The Northern Trust Company,
as Lender

By:	/s/ Keith L. Burson
Name: Keith L. Burson
Title: Senior Vice President

[Signature Page to Second Amendment]